SUPPLEMENT DATED JUNE 21, 2012
to

PROSPECTUSES DATED APRIL 30, 2004
FOR COLUMBIA ALL-STAR, COLUMBIA ALL-STAR EXTRA,
COLUMBIA ALL-STAR FREEDOM and COLUMBIA ALL-STAR TRADITIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

This supplement contains information about the Columbia Variable Portfolio - Diversified Equity Income Fund that is available under your Contract.

Effective June 29, 2012, Columbia Variable Portfolio – Diversified Equity Income Fund will change its name to Columbia Variable Portfolio - Dividend Opportunity Fund.

Please retain this supplement with your prospectus for future reference.